Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
DEBT
The Company’s borrowings consist of the following:

	As of December 31
(in thousands)	2017	2016
7.25% unsecured notes due February 1, 2019 (1)	$399,507	$399,052
U.K. Credit facility (2)	93,671	91,316
Other indebtedness	109	1,479
Total Debt	493,287	491,847
Less: current portion	(6,726)	(6,128)
Total Long-Term Debt	$486,561	$485,719
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(1)	The carrying value is net of $0.1 million of unamortized debt issuance costs as of December 31, 2016.

(2)	The carrying value is net of $0.4 million and $0.5 million of unamortized debt issuance costs as of December 31, 2017 and 2016, respectively.
The Company did not borrow funds under its USD revolving credit facility in 2017 or 2016. The Company’s other indebtedness at December 31, 2017, is at an interest rate of 2% and matures in 2026. The Company’s other indebtedness at December 31, 2016, is at interest rates of 2% to 6% and matures between 2019 and 2026.
On July 14, 2016, Kaplan entered into a credit agreement (the Kaplan Credit Agreement) among Kaplan International Holdings Limited, as borrower, the lenders party thereto, HSBC BANK PLC as Facility Agent, and other agents party thereto. The Kaplan Credit Agreement provides for a four-year credit facility in an aggregate principal amount of £75 million. Borrowings bear interest at a rate per annum of LIBOR plus an applicable interest rate margin between 1.25% and 1.75%, in each case determined on a quarterly basis by reference to a pricing grid based upon the Company’s total leverage ratio. The Kaplan Credit Agreement requires that 6.66% of the amount of the loan be repaid on the first three anniversaries of funding, with the remaining balance due on July 1, 2020. The Kaplan Credit Agreement contains terms and conditions, including remedies in the event of a default by the Company, typical of facilities of this type and requires the Company to maintain a leverage ratio of not greater than 3.5 to 1.0 and a consolidated interest coverage ratio of at least 3.5 to 1.0 based upon the ratio of consolidated adjusted EBITDA to consolidated interest expense as determined pursuant to the Kaplan Credit Agreement. As of December 31, 2017, the Company is in compliance with all financial covenants.
On July 25, 2016, Kaplan borrowed £75 million under the Kaplan Credit Agreement. On the same date, Kaplan entered into an interest rate swap agreement with a total notional value of £75 million and a maturity date of July 1, 2020. The interest rate swap agreement will pay Kaplan variable interest on the £75 million notional amount at the three-month LIBOR, and Kaplan will pay the counterparties a fixed rate of 0.51%, effectively resulting in a total fixed interest rate of 2.01% on the outstanding borrowings at the current applicable margin of 1.50%. The interest rate swap agreement was entered into to convert the variable rate British pound borrowing under the Kaplan Credit Agreement into a fixed rate borrowing. The Company provided a guarantee on any borrowings under the Kaplan Credit Agreement. Based on the terms of the interest rate swap agreement and the underlying borrowing, the interest rate swap agreement was determined to be effective and thus qualifies as a cash flow hedge. As such, changes in the fair value of the interest rate swap are recorded in other comprehensive income on the accompanying Consolidated Balance Sheets until earnings are affected by the variability of cash flows.
In January 2009, the Company issued $400 million in unsecured ten-year fixed-rate notes due February 1, 2019 (the Notes). The Notes have a coupon rate of 7.25% per annum, payable semiannually on February 1 and August 1. Under the terms of the Notes, unless the Company has exercised its right to redeem the Notes, the Company is required to offer to repurchase the Notes in cash at 101% of the principal amount, plus accrued and unpaid interest, upon the occurrence of both a Change of Control and Below Investment Grade Rating Events as described in the Prospectus Supplement of January 27, 2009.
In June 2015, Cable ONE issued $550 million in debt. With the Cable ONE spin-off effective on July 1, 2015, the Cable ONE debt is no longer an obligation of the Company.
On June 29, 2015, the Company entered into a credit agreement (the Credit Agreement) providing for a U.S. $200 million five-year revolving credit facility (the Facility) with each of the lenders party thereto, Wells Fargo Bank, National Association as Administrative Agent (Wells Fargo), JPMorgan Chase Bank, N.A., as Syndication Agent, and HSBC Bank USA, National Association, as Documentation Agent (the Credit Agreement). The Company is required to pay a commitment fee on a quarterly basis, based on the Company’s leverage ratio, of between 0.15% and 0.25% of the amount of the Facility. Any borrowings are made on an unsecured basis and bear interest at the Company’s option, either at (a) a fluctuating interest rate equal to the highest of Wells Fargo’s prime rate, 0.50 percent above the Federal funds rate or the one-month Eurodollar rate plus 1%, or (b) the Eurodollar rate for the applicable interest period as defined in the Credit Agreement, which is generally a periodic rate equal to LIBOR, in each case plus an applicable margin that depends on the Company’s consolidated debt to consolidated adjusted EBITDA (as determined pursuant to the Credit Agreement, “leverage ratio”). The Company may draw on the Facility for general corporate purposes. The Facility will expire on July 1, 2020, unless the Company and the banks agree to extend the term. Any outstanding borrowings must be repaid on or prior to the final termination date. The Credit Agreement contains terms and conditions, including remedies in the event of a default by the Company, typical of facilities of this type and requires the Company to maintain a leverage ratio of not greater than 3.5 to 1.0 and a consolidated interest coverage ratio of at least 3.5 to 1.0 based upon the ratio of consolidated adjusted EBITDA to consolidated interest expense as determined pursuant to the Credit Agreement. As of December 31, 2017, the Company is in compliance with all financial covenants.
During 2017 and 2016, the Company had average borrowings outstanding of approximately $493.2 million and $443.9 million, respectively, at average annual interest rates of approximately 6.3% and 6.7%, respectively. The Company incurred net interest expense of $27.3 million, $32.3 million and $30.7 million during 2017, 2016 and 2015, respectively. The Company recorded interest income of $2.3 million and interest expense of $2.7 million for the years ended December 31, 2017 and 2016, respectively, to adjust the fair value of the mandatorily redeemable noncontrolling interest (see Note 3). The fair value of the mandatorily redeemable noncontrolling interest is based on an EBITDA multiple, adjusted for working capital and other items, which approximates fair value (Level 3 fair value assessment).
At December 31, 2017 and 2016, the fair value of the Company’s 7.25% unsecured notes, based on quoted market prices (Level 2 fair value assessment), totaled $414.7 million and $438.7 million, respectively, compared with the carrying amount of $399.5 million and $399.1 million. The carrying value of the Company’s other unsecured debt at December 31, 2017, approximates fair value.